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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2002

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                           ESPERION THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    001-16033                38-3419139
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)


            3621 South State St., 695 KMS Place, Ann Arbor, MI 48108
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (734) 332-0506

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Item  5. Other Events.

         On November 26, 2002, the Board of Directors of Esperion Therapeutics, Inc. ("Esperion") approved an amendment ("Amendment No. 1") to the Rights Agreement dated April 18, 2002 between Esperion and StockTrans, Inc., as rights agent (the "Rights Agreement"). Amendment No. 1 revises the definition of "Acquiring Person" to exclude the Sacane Group (as defined in Amendment No. 1) unless and until the earlier of such time as the Sacane Group, together with all Affiliates and Associates, directly or indirectly, becomes the Beneficial Owner of 25% or more of the Common Shares then outstanding or ceases to hold any of the Common Shares of which it is the Beneficial Owner without any intention of changing or influencing control of the Company.

Item 7. Financial Statements and Exhibits.

         (c)               Exhibits.

         Exhibit 4.3 Amendment No. 1 to Rights Agreement, dated November 26, 2002, between Esperion Therapeutics, Inc. and StockTrans, Inc., as Rights Agent






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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ESPERION THERAPEUTICS, INC.

                               By: /s/ Roger S. Newton
                                   ---------------------------------------------
                                   Name:   Roger S. Newton, Ph.D
                                   Title:  President and Chief Executive Officer




Dated: November 26, 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.                EXHIBIT DESCRIPTION

Exhibit 4.3 Amendment No. 1 to Rights Agreement, dated November 26, 2002, between Esperion Therapeutics, Inc. and StockTrans, Inc., as Rights Agent